Cypress Environmental Partners, L.P. 10-Q

EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF CYPRESS ENVIRONMENTAL PARTNERS GP, LLC

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report on Form 10-Q of Cypress Environmental Partners, L.P. for the fiscal quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey A. Herbers, Chief Financial Officer of Cypress Environmental Partners GP, LLC, the general partner of Cypress Environmental Partners, L.P., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of Cypress Environmental Partners, L.P.

/s/ Jeffrey A. Herbers
Jeffrey A. Herbers
Chief Financial Officer and Principal Accounting Officer

May XX, 2020

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